2016 First Quarter Earnings Presentation April 20, 2016 NASDAQ: OKSB

Forward Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include: •Statements of Southwest's goals, intentions, and expectations; •Estimates of risks and of future costs and benefits; •Expectations regarding our future financial performance and the financial performance of our operating segments; •Expectations regarding regulatory actions; •Expectations regarding our ability to utilize tax loss benefits; •Expectations regarding our stock repurchase program; •Expectations regarding dividends; •Expectations regarding acquisitions and divestitures; •Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs; •Estimates of the value of assets held for sale or available for sale; and •Statements of our ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the “Risk Factors” contained in Southwest’s reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

First Quarter 2016 Highlights Net income was $1.9 million, or $0.10 per share, compared to $4.5 million, or $0.24 per share, in the first quarter of 2015. Total loans grew to $1.78 billion, a slight increase over year-end 2015 and a 24% increase compared to the first quarter of 2015. We funded $108.8 million in new loans during the first quarter of 2016 making this quarter our ninth consecutive quarter of loan growth. This good production was offset by anticipated pay-offs of certain real estate and healthcare credits. The quarterly net interest margin improved to 3.54% at March 31, 2016 compared to 3.48% at December 31, 2015. Pre-tax, pre-provision income was $7.3 million for the first quarter, an increase of 10% from $6.6 million in the fourth quarter of 2015 and an increase of 35% from $5.4 million in the first quarter of 2015.

First Quarter 2016 Highlights-cont. Our fourth quarter 2015 acquisition of FCB has been fully integrated, and projected expense savings have been mostly realized. Colorado team making positive inroads in that market. Our Board approved a cash dividend of $0.08 per share payable on May 13, 2016 to shareholders of record on April 29, 2016. On February 23, 2016, our Board of Directors authorized a third consecutive share repurchase program of up to another 5.0%, or approximately 967,000 shares, which became effective during the first quarter of 2016 upon the completion of the repurchase of all of the shares under the prior program. Our capital ratios all remain strong and well above the criteria for regulatory classification as “well-capitalized”.

Credit Quality Highlights First Quarter 2016 Potential problem loans increased by $29.3 million to $68.4 million, or 3.8% of total portfolio loans. This increase was driven by both the energy sector slowdown and general business credits not impacted by energy. We experienced a modest increase in nonperforming numbers of $1.9 million, which was limited by a resolution and settlement structure in a long standing problem credit. We reached a resolution on the AZ hospital loans and other real estate creating an opportunity for potential full repayment of the remaining $8.2 million in book balance plus a significant potential recovery. A provision for loan losses in the amount of $4.4 million was made, increasing our reserve position to 1.53% of portfolio loans. We incurred net charge-offs of $3.3 million centered in three loans.

Energy Highlights First Quarter 2016 Total direct energy exposure at 3/31/16 included $92.6 million in commitments and $57.0 million in funded debt, down from $96.8 million and $63.4 million at 12/31/15, respectively. Energy exposure represents 3.2% of our total funded credit portfolio. 80% oil and 20% gas. The portfolio is advanced 56% to reserve-based credits and 44% to services. Including the specific allocation, the ALLL for energy credits is 6.2%. Only ten reserve-based borrowers with commitments in excess of $1.0 million. One reserve-based credit of $5.4 million, included in criticized, is nonperforming with a $2.8 million allocated reserve. No participations purchased in our reserve-based portfolio.

Energy Highlights (continued) The services portfolio has $25 million funded with six credits having commitments in excess of $1 million. 78.6% of funded service portfolio is comprised of three credits, all of which are participations purchased from larger banks. SNC exam results received after quarter end downgraded one service-based credit to criticized but not to a PPL status. Including the SNC downgrade, we have eight credits totaling $22.0 million, or 38.7% of the energy portfolio, that are criticized. Portfolio has been stressed at various levels including $30 oil and $1.80 gas flat as worst case. Would reflect potential need of an additional approximately $4 to $5 million in reserves over time. Approved no new energy credits in the first quarter.

Financial Highlights

($ in thousands except per share data)	2013 FY 12/31/13	2014 FY 12/31/14	2015 FY 12/31/15	2015 FQ1 3/31/15	2015 FQ2 6/30/15	2015 FQ3 9/30/15	2015 FQ4 12/31/15	2016 FQ1 3/31/16
Balance Sheet								
Total Assets	1,981,423	1,942,034	2,357,022	2,003,079	2,031,581	2,059,899	2,357,022	2,360,819
Total Gross Loans	1,270,903	1,399,991	1,779,429	1,438,245	1,449,430	1,548,094	1,779,429	1,781,884
Total Deposits	1,584,086	1,533,999	1,884,105	1,616,454	1,624,446	1,626,250	1,884,105	1,895,248
Total Equity	259,187	270,786	296,098	271,444	273,681	277,344	296,098	285,661
Profitability (%)								
Net Income ($000)	17,435	21,030	17,407	4,535	4,161	4,122	4,589	1,869
ROAA	0.86	1.09	0.84	0.92	0.85	0.81	0.78	0.32
ROAE	6.90	7.82	6.23	6.78	6.11	5.94	6.14	2.56
Net Interest Margin	3.19	3.45	3.35	3.25	3.31	3.34	3.48	3.54
Efficiency Ratio	73.30	72.02	70.67	70.47	72.43	68.25	71.49	68.41
Balance Sheet Ratios / Capital (%)								
Loans/ Deposits	80.23	91.26	94.44	88.98	89.23	95.19	94.44	94.02
Tangible Common Equity/ Tang Assets[(1)(3)]	12.94	13.89	11.95	13.48	13.40	13.40	11.95	11.49
Common Equity Tier 1 Capital Ratio	NA	NA	13.21	15.51	15.30	14.57	13.21	12.13
Tier 1 Risk Based Capital Ratio	20.28	19.70	15.53	18.10	17.84	16.95	15.53	14.14
Total Risk Based Capital Ratio	21.59	20.96	16.79	19.36	19.09	18.21	16.79	15.39
Tier 1 Leverage Ratio	14.86	16.45	14.41	15.75	16.12	15.84	14.41	13.45
Asset Quality (%)[(2)]								
NPLs/ Portfolio Loans	1.57	0.67	1.15	0.64	0.62	0.98	1.15	1.25
NCOs/ Avg Portfolio Loans	0.22	0.12	(0.08)	(0.20)	(0.03)	(0.09)	(0.02)	0.75
Reserves/Portfolio Loans	2.89	2.03	1.47	1.91	1.82	1.73	1.47	1.53
Reserves/ NPLs	184.50	302.26	128.23	297.78	295.03	176.38	128.23	122.01
Per Share Data								
Tangible Book Value Per Share[(1)(3)]	12.97	14.02	13.98	14.17	14.29	14.49	13.98	13.97
Earnings Per Share	0.89	1.07	0.90	0.24	0.22	0.22	0.23	0.10

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Southwest Bancorp, Inc.
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Earnings Results Earnings Summary Q1 '16 vs. Three Months Ended  Q4 '15 ($ in thousands, except per share) 3/31/16 12/31/15 3/31/15 % Change Net interest income  $ 19,840  $ 19,520  $ 15,610 1.6% Provision for loan losses 4,375 (566) (1,887) 873.0% Noninterest income 3,415 4,179 2,840 -18.3% Noninterest expense 15,996 17,099 13,082 -6.5% Income before taxes 2,884 7,166 7,255 -59.8% Taxes on income 1,015 2,577 2,720 -60.6% Net income 1,869 4,589 4,535 -59.3% Pre-tax, pre-provision income (1) 7,259 6,600 5,368 10.0% Diluted earnings per share  $ 0.10  $ 0.23  $ 0.24 (1)This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Loan Portfolio Owner Occupied CRE $306.3 17% Non-Owner Occupied CRE $572.5 32% Residential Real Estate $182.3 10% Consumer $20.5 1% Construction & Development $156.5 9% Commercial & Industrial $543.8 31%  Dollars in millions unless otherwise noted.  Loans by Type Loans by Segment Owner Occupied CRE $242.9 17% Non-Owner Occupied CRE $516.8 36% Residential Real Estate $98.9 7% Consumer $21.3 2% Construction & Development $192.1 13% Commercial & Industrial $366.3 25% 3/31/2016 $1.78 billion 3/31/2015 $1.44 billion Kansas $161.0 9% Oklahoma $1,012.4 57% Colorado $48.1 3% Texas $560.4 31% Kansas $145.3 10% Oklahoma $814.9 57% Texas $478.0 33%

Nonperforming Loans Owner Occupied CRE $0.9 4% Non-Owner Occupied CRE $3.0 13% Residential Real Estate $3.4 16% Consumer $0.1 0% Construction & Development $1.4 7% Commercial & Industrial $1.6 7% Energy Commercial & Industrial $5.4 24% Healthcare Commercial & Industrial $6.5 29%  Dollars in millions unless otherwise noted. Nonperforming loans include non-accruals and 90 days past due loans.  By Type By Geographic Location Owner Occupied CRE $1.4 15% Non-Owner Occupied CRE $0.8 9% Residential Real Estate $1.1 12% Construction & Development $0.4 4% Commercial & Industrial $0.3 3% Healthcare Commercial & Industrial $5.2 57% 3/31/2016 $22.3 million 3/31/2015 $9.2 million Kansas $0.5 2% Oklahoma $5.6 25% Arizona $6.1 28% Texas $7.4 33% Other $2.7 12% Kansas $1.6 18% Oklahoma $2.2 25% Arizona $4.9 53% Texas $0.4 4%

Criticized Assets $19,872 $16,085 $16,478 $15,059 $9,413 $9,151 $8,887 $15,077 $20,358 $22,267 $99,750 $91,765 $84,175 $64,375 $34,037 $38,970 $34,974 $29,807 $39,155 $68,460 $93,231 $87,411 $62,759 $41,224 $41,979 $48,895 $41,876 $3,605 $9,229 $11,655 $2,654 $4,654 $4,285 $3,448 $3,097 $2,255 $2,393 $2,274 $2,274 $2,274 20133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/16Nonperforming LoansPotential Problem LoansSpecial Mention LoansOther Real EstateDollars in thousands. Nonperforming loans include non-accruals and 90 days past due loans. PPL is defined as potential problem loans.

Loan Loss Reserve to NPL+PPL 30.65% 32.38% 32.87% 38.92% 65.48% 56.63% 59.78% 59.25% 43.90% 29.94% 20133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/16Nonperforming loans include non-accruals and 90 days past due loans. PPL is defined as potential problem loans.

Credit Risk Profile Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned. 0.0%1.0%2.0%3.0%4.0%5.0% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000201120122013201420152016 Q1($000s)NPAsPotential Problem LoansNPAs/Assets

Strong Core Deposit Franchise $1.9 billion Total Deposits (3/31/16) Deposits by Type Cost of Deposits 0.40% 0.36% 0.34% 0.34% 0.32% 0.31% 0.32% 0.33% 0.37% 0.40% 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/16Non-interest Bearing Demand$552 29%Interest Bearing Demand$168 9%Money market Accounts$540 29%Savings Accounts$56 3%Time Deposits $100,000 or More$349 18%Other Time Deposits$229 12%Dollars in millions.

NIM/Cost of Funds


($000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.42%
3.33%
3.50%
3.44%
3.52%
3.25%
3.31%
3.34%
3.48%
3.54%
0.40%
0.36%
0.34%
0.34%
0.32%
0.31%
0.32%
0.33%
0.37%
0.40%
Q4 '13
Q1 '14
Q2'14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Net Interest Income
Cost of Deposits
Net Interest Margin

Southwest Bancorp, Inc.
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Noninterest Income



$8,246
$4,576
$4,029
$4,179
$3,409
$3,415
$3,068
$3,025
$3,084
$2,840
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Southwest Bancorp, Inc.
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Noninterest Expense



$15,065
$14,107
$15,332
$13,358
$14,115
$13,082
$13,982
$14,077
$17,099
$15,996
12/31/13
3/3/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
Salaries and Employee Benefits
Occupancy
General and Administrative
Other

Dollars in thousands.

Southwest Bancorp, Inc.
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Strong Capital Position

Common Equity Tier 1



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.2%
17.2%
16.9%
15.5%
15.3%
14.6%
13.2%
12.1%
6.5% Well Capitalized
12/31/12
12/31/13
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16

Tier 1 Risk-based Capital Ratio



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
20.3%
20.3%
19.7%
18.1%
17.8%
17.0%
15.5%
14.1%
8.0% Well Capitalized
12/31/12
12/31/13
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16

Tier 1 Leverage Ratio



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.0%
14.9%
16.5%
15.8%
16.1%
15.8%
14.4%
13.5%
5.0% Well Capitalized
12/31/12
12/31/13
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16

Total Risk-Based Capital Ratio



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
21.6%
21.6%
21.0%
19.4%
19.1%
18.2%
16.8%
15.4%
10.0% Well Capitalized
12/31/12
12/31/13
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16

Note: 3/31/15 calculated consistent with Basel III; previous figures consistent with General Risk-based Rules.

Southwest Bancorp, Inc.
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2016 Priorities Maintain strong credit quality along with conservative balance sheet and risk management. Continue appropriate growth in the commercial banking sector. Grow deposit base commensurate with loan growth. Focus on fee based income growth in mortgage, consumer and treasury. Assess, manage and add talent where available and appropriate throughout the organization. Drive growth in the healthcare banking segment. Deploy capital in a manner that grows the organization and enhances shareholder value. Manage expenses to drive operating efficiency improvements. Ensure that the repurchase and dividend programs are providing the best shareholder returns.

ADDITIONAL FINANCIAL INFORMATION

Quarterly Net Income


$6.8
$3.7
$6.2
$5.3
$5.9
$4.5
$4.2
$4.1
$4.6
$1.9
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16

Dollars in millions.

Southwest Bancorp, Inc.
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Quarterly Pre-Tax, Pre-Provision Income  $4.6  $4.9 $5.1 (1)  $5.6  $5.9 (2)  $5.4  $5.2  $6.4  $6.6  $7.3 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/16Dollars in millions. Excludes gain on sale of branches. (2) Excludes gain on sale of private equity security.

Quarterly Net Interest Margin 3.42% 3.33% 3.50% 3.44% 3.52% 3.25% 3.31% 3.34% 3.48% 3.54% 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/16

Total Loans by Segment


$199.0
$366.7
$705.2
$170.7
$372.0
$777.4
$145.2
$408.4
$798.1
$142.5
$424.6
$800.2
$146.0
$460.7
$793.3
$145.3
$478.0
$814.9
$146.0
$493.0
$810.4
$152.8
$563.0
$832.3
$38.8
$150.5
$580.5
$1,009.7
$48.1
$161.0
$560.4
$1,012.4
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
Oklahoma
Texas
Kansas
Colorado

Dollars in millions.

Southwest Bancorp, Inc.
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Potential Problem Loans by Segment


$5.7
$65.1
$29.0
$4.2
$58.4
$29.2
$3.2
$57.0
$23.9
$1.9
$38.6
$23.9
$2.8
$6.3
$25.0
$2.7
$9.5
$26.7
$2.6
$9.2
$23.2
$2.1
$4.1
$23.6
$2.8
$2.0
$4.2
$30.2
$2.7
$3.6
$18.8
$43.4
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/3/15
6/30/15
9/30/15
12/31/15
3/31/16
Oklahoma
Texas
Kansas
Colorado

Dollars in millions.

Southwest Bancorp, Inc.
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Provision for Loan Loss


$4.38
$0.02
$(0.99)
$(0.36)
$(0.57)
$(1.14)
$(1.89)
$(2.39)
$(2.90)
$(6.50)
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16

Dollars in millions.

Southwest Bancorp, Inc.
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Loan Loss Reserve to Total Portfolio Loans 2.89% 2.66% 2.46% 2.27% 2.03% 1.91% 1.82% 1.73% 1.47% 1.53% 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/16

Loan Loss Reserve to Nonperforming Loans 184.50% 217.13% 200.77% 205.29% 302.26% 297.78% 295.03% 176.38% 128.23% 122.01% 12/31/133/31/146/30/149/30/1412/31/143/31/156/30/159/30/1512/31/153/31/16

APPENDIX

The subsequent tables present non-GAAP reconciliations of the following calculations:  –Tangible Common Equity (TCE) to Tangible Assets (TA) ratio –Tangible Book Value per Share –Pre-tax, Pre-provision Income

TCA to TA and Tangible Book Value Per Share

	12/31/2013	12/31/2014	12/31/2015	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016
Total Equity	$259,187	$270,786	$296,098	$270,786	$271,444	$273,681	$277,344	$296,098	$285,661
Less Goodwill & Core Deposits	3,272	1,744	16,361	1,744	1,681	1,619	1,556	16,361	16,201
TCE	$255,915	$269,042	$279,737	$269,042	$269,763	$272,062	$275,788	$279,737	$269,460
Total Assets	$1,981,423	$1,942,034	$2,357,022	$1,942,034	$2,003,079	$2,031,581	$2,059,899	$2,357,022	$2,360,819
Less Goodwill & Core Deposits	3,272	1,744	16,361	1,744	1,681	1,619	1,556	16,361	16,201
TA	$1,978,151	$1,940,290	$2,340,661	$1,940,290	$2,001,398	$2,029,962	$2,058,343	$2,340,661	$2,344,618
Common Equity to Assets	13.08%	13.94%	12.56%	13.94%	13.55%	13.47%	13.46%	12.56%	12.10%
TCE to TA	**12.94%**	**13.87%**	**11.95%**	**13.87%**	**13.48%**	**13.40%**	**13.40%**	**11.95%**	**11.49%**
Shares outstanding	19,732,926	19,193,059	20,006,802	19,193,059	19,033,040	19,033,545	19,032,719	20,006,802	19,285,045
Book Value per Common Share	$13.13	$14.11	$14.80	$14.11	$14.26	$14.38	$14.57	$14.80	$14.81
Tangible BV per Share	**$12.97**	**$14.02**	**$13.98**	**$14.02**	**$14.17**	**$14.29**	**$14.49**	**$13.98**	**$13.97**

Pre-tax, Pre-provision Income

	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016
Net Income	$ 6,832	$ 3,691	$ 6,152	$ 5,288	$ 5,899	$ 4,535	$ 4,161	$ 4,122	$ 4,589	$ 1,869
Taxes on Income	4,310	2,214	3,691	3,172	3,540	2,720	2,193	2,303	2,577	1,015
Provision	(6,502)	(986)	(355)	(2,897)	(2,386)	(1,887)	(1,136)	23	(566)	4,375
Pre-tax, Pre-provision Income	$ 4,640	$ 4,919	$ 9,488	$ 5,563	$ 7,053	$ 5,368	$ 5,218	$ 6,448	$ 6,600	$ 7,259
Gain on sale of bank branches			$ 4,378							
Gain on sale of private equity security					$ 1,120					
Adjusted Pre-tax, Pre-provision Income			$ 5,110		$ 5,933					

Dollars in thousands, except per share amounts.

Southwest Bancorp, Inc.

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